ABSOLUTE ASIA DYNAMIC EQUITY FUND

Supplement dated November 16, 2012 to the Absolute Asia Dynamic Equity Fund Class A, C and Y

Summary Prospectus, the Absolute Asia Dynamic Equity Fund Class A, C and Y Prospectus and

the Natixis Funds Statement of Additional Information, each dated May 1, 2012,

as may be revised or supplemented from time to time.

On November 16, 2012, the Board of Trustees of Natixis Funds Trust I, on behalf of its series Absolute Asia Dynamic Equity Fund (the “Fund”), upon the recommendation of the Fund’s adviser, NGAM Advisors, L.P., approved a plan to liquidate the Fund, such liquidation to take place on or about December 18, 2012 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. Such redemptions will not be subject to any sales charges, including contingent deferred sales charges. The proceeds from any such redemption will be the net asset value of the Fund’s shares after expenses and liabilities of the Fund have been paid or otherwise provided for. In addition, the Fund may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date in order to eliminate Fund level taxes. In connection with the liquidation, the Fund may hold some or all of its assets in cash or high quality debt securities. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like other redemption of shares and may result in a gain or loss for federal income tax purposes. If Fund shares are capital assets in the hands of a shareholder, such gain or loss, if any, generally will be taxed as short- or long-term capital gain or loss depending on how long the shareholder held the shares.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “Selling Shares” in the Fund’s Prospectus. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “Exchanging Shares” in the Fund’s Prospectus. For federal income tax purposes, an exchange of the Fund’s shares for shares of another Natixis Fund is generally treated as a sale on which a gain or loss may be recognized. Each shareholder should consult with his or her tax advisor for more information on his or her own situation.

Absent an instruction to the contrary prior to the Liquidation Date, for shares of the Fund held using a Natixis Funds’ prototype document, in individual retirement accounts, in custodial accounts under a SEP, SARSEP, or 403(b) plan, or in certain other retirement accounts, NGAM Distribution, L.P. (“NGAM Distribution”) will exchange any shares remaining in the Fund on the Liquidation Date for shares of Loomis Sayles Limited Term Government and Agency Fund. Please refer to your plan documents or contact your plan administrator to determine whether the preceding sentence applies to you.

Effective at the close of business on November 19, 2012, NGAM Distribution will no longer accept investments in the Fund from new investors. Effective at the close of business November 26, 2012, NGAM Distribution will no longer accept additional investments in the Fund from current shareholders of the Fund, including additional investments through automatic or systematic investment plans.